Winner
WINNER MEDICAL

PurCotton
全棉時代

稳 健 医 疗 集 团
Winner Medical Group Inc.
(NASDAQ: WWIN)

A Leading Medical Dressings Manufacturer and Home Care Provider

February 2011

稳健医疗集团有限公司
WINNER MEDICAL GROUP INC.

Safe Harbor Statement

This presentation contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included herein are "forward-looking statements" including statements regarding Winner Medical Group Inc. and its subsidiary companies, business strategy, plans and objectives and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions and involve known and unknown risks and uncertainties. Although Winner Medical Group Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Winner Medical Group Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Winner Medical Group Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to Winner Medical Group Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, Winner Medical Group Inc. does not assume a duty to update these forward-looking statements.

Content

1.1 Company Overview

- nded in 1991, headquartered in Shenzhen, China and listed in NASDAQ in April 2010
- ding Chinese manufacturer and exporter of high quality cotton-based medical dressings for nine consecutive years*
- ducts portfolio covers: Medical care, Wound care and PurCotton® products
- tically integrated: Raw material processing → semi-finished products → finished products
- ernational sales accounts for 76% and 73% of total sales in the Q1 FY'11 and Q1 FY'10, respectively
- Cotton® sales accounts for 13% and 8% of total sales in the Q1 FY'11 and Q1 FY'10, respectively



Revenue
($MM)
140
120
100
80
60
40
20
0
15%
17%
13%
84.1
1.4
92.9
5.5
104.9
10.1
27.3
2.5
29.2
4.5
FY2008
FY2009
FY2010
1Q FY'10
1Q FY'11
Medical Products
PurCotton Products

Winner Medical Group Inc. Owns

12 wholly-owned

Shenzhen Winner	Jingmen Winner	Hubei Winner
Chongyang Winner	Yichang Winner	Jiayu Winner
Shanghai Winner	Huanggang Winner	Shenzhen PurCotton
Beijing PurCotton	Shanghai PurCotton	Guangzhou PurCotton

3 Joint Ventures

Hong Kong Winner	Xishui Winner (L+L)	Chengdu Winner

* Source: China Chamber of Commerce for Import & Export of Medicine & Health Products (CCCMHPIE)

1.2 Company Stock Snapshot

NASDAQ GM: WWIN	FYE: Sept. 30
Stock Price (02/25/11)	$5.22
Shares Outstanding	24.1MM
Market Capitalization	$125.9MM
Cash and cash equivalents (As of 12/31/10)	$10.9MM
Short-term bank loan (As of 12/31/10)	$6.0 MM
Revenue (TTM as of 12/31/10)	$119.0MM
Net Income (TTM as of 12/31/10)	$12.5MM
EPS (TTM as of 12/31/10)	$0.53

1.3 Investment Highlights

An established player in the medical dressing market – leading exporter of medical dressings from China*

Long-term relationships with key overseas markets using cost and quality advantages of one-stop-shop and tailor-made solutions

Gaining domestic market share as more customers focus on product quality

PurCotton® is an all-natural alternative with many attractive market applications

Company achieved over 20% net sales CAGR over the last six years (2004-2010)

* Source: China Chamber of Commerce for Import & Export of Medicine & Health Products (CCCMHPIE)

Content

2. Market and Distribution Channels

Medical Dressings Products

- ✓ International Markets: Europe, Americas and Japan serving as major markets
- ✓ Domestic Market: Winner® branded products

PurCotton® Consumer Products

- ✓ Domestic Market: PurCotton retail business
- ✓ Domestic and International: PurCotton raw materials business

2.1 Medical Product Segment

Medical Care Products

✓Operating Room Products

✓Procedural Packs

✓Protective Products and Gauzes

Wound Care Products

✓Dressing Pad

✓Cotton Products

✓Retention Products and Dental Products



2.1 International Sales: Trends and Observations

- ✓ China export for medical dressings ~ $1.0 billion from Jan. to Oct. 2010 - 16% year over year growth*
- ✓ China maintains No.1 exporter in global medical dressing products
- ✓ WWIN has been a leading exporter of medical dressings for 9 consecutive years
- ✓ Advanced medical dressings and surgical gowns are driving export sales
- ✓ WWIN can provide comprehensive, customized services to address various customer needs
- ✓ U.S market provides the largest potential (Outsourcing due to high cost)
- ✓ Middle and South America, Middle East and SE Asia are also emerging opportunities

*Source: China Chamber of Commerce for Import & Export of Medicine & Health Products (CCCMHPIE)

2.1 International Sales: Broad Base of International Customers


($ MM)
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$39.6
$42.3
$9.0
$9.0
$16.6
$22.3
$8.2
$8.1
$18.8
$24.5
$8.8
$5.8
$17.6
$18.2
$5.3
$5.3
$5.8
$7.7
$2.4
$1.6
Europe
China
Americas
Japan
Other
FY'09
FY'10
1Q FY'2011
1Q FY'2010


First Quarter FY2011 Revenue by Region
7.3%
15.7%
26.7%
25.9%
24.4%
Europe
China
Americas
Japan
Other


First Quarter FY2010 Revenue by Region
5.2%
17.7%
30.2%
19.6%
27.3%
Europe
China
Americas
Japan
Other

2.1 International Sales: Broad Base of Customers

Europe
✓10+ years in the marketplace

ARTSANA

Italy

BSN medical

Germany

vernoncarus

smith&nephew

United Kingdom

Medeco

Netherlands

MÖLNLYCKE HEALTH CARE

Sweden

Japan
✓15+ years

白十字

North & South America
✓5+ years

CardinalHealth

COVIDIEN

United States

2.2 Domestic Market for Medical Products: Advantages and Opportunities

Domestic medical products represented 11% of sales for Q1 FY '11

- ✓ **Product Differentiation** : Focused on sterilized and packs products
- ✓ **Price Differentiation** : Lower price than exported products with same quality but better quality than domestic competitors
- ✓ **Sales Channels** : Cooperate with industry associations, local distributors, chain drug stores as well as direct selling
- ✓ **Market Opportunities** : Chinese Healthcare Reform promotes products with higher quality and safety; more hospitals are adopting disposables medical products
- ✓ **Enhancement of Industry Standards** : Stringent GMP approval process for medical dressings industry results in higher entrance barrier; WWIN is involved as the first drafter of industry standards

2.2 Domestic Sales: Expanded Sales Networks

- ✓ As percentage of market share, **“Winner®” brand** ranks # 3 in China medical dressings*
- ✓ We have been actively building distribution networks in major cities—Eight offices
- ✓ Close cooperation with 7 out of the top 10 drug store chains in China
- ✓ Direct sales to hospitals in Guangdong province and Hong Kong
- ✓ JV with Huaxi hospital in Chengdu, covering Western China



Shenyang
Beijing
Shangha
Wuhan
Chengdu
Chongqing
Fuzhou
Guangzhou
Shenzhen

*Source: China Chamber of Commerce for Import & Export of Medicine & Health Products (CCCMHPIE) and Huatong Industry research and Medical and Healthcare Commerce Association

2.3 PurCotton® Brand


PurCotton

- ✓ **Philosophy:** Let medical products close to your life, let pure cotton take care of your health
- ✓ **Brand Positioning:** Healthy, Comfortable and Eco-friendly
- ✓ **Target Customers**： Females and households with medium to high income bracket
- ✓ **Price Positioning**：Medium to high
- ✓ **Products Differentiation**：

  Safe, healthy, natural, trusted, high quality, skin protection

2.3 PurCotton® Strong R&D Foundation

PurCotton, 100% cotton spunlace nonwoven, is more than an advanced and leading technique; it is a life attitude and inspiration sublimated from the technique.

- Manufacturing process patented in more than 50 countries and regions
- Continuous R&D on value-added PurCotton® products
- New production base in Huanggang, Hubei, 140 acres (6.1 MM square feet)
- Four raw material production lines
  - Two are at full capacity with 2,300 tons/annually
  - Two additional raw material production lines are designed to produce 2,760 tons/annually and now functioning at 40%.

2.3 PurCotton® Addressable Market

Products for Consumers & Medical Practitioners



Feminine products

Baby diapers

Adult incontinence products

Daily Wipes

Medical non-woven products

Market Size

- ✓ In 2008, 68% penetration rate domestically for sanitary napkin vs. over 90% in developed countries*
- ✓ 20 million 0-3 yr old infants in China with less than 2% penetration rate for baby diapers; 44% globally and 96% in North America**
- ✓ Global market for medical non-woven products to ~ $12bn in 2010, with an annual growth rate of 4%□

* State Statistics Bureau, HZResearch
** China Paper Association
□ Global Industry Analyst Company

2.3 PurCotton® Domestic Retail Expansion




PurCotton



Retail snapshot:

- ✓ Established 100%-owned Shenzhen PurCotton Tech. Ltd.
- ✓ Goal: High-end medical grade PurCotton brand
- ✓ Products Units: 400 by year end 2011 from 200
- ✓ Multi Market Channels: Own-operated retail stores, online sales supermarket and Group Purchase Organization

Retail Stores:

- ✓ 29 stores were opened as of February 10th, 2011
- ✓ Flagship stores open in Beijing, Shanghai, Guangzhou and Shenzhen
- ✓ Cash investment around $40K-$60K per new store

E-Commerce:

- ✓ Online sales: wholly-owned B2C website and online flagship store on Taobao.com launched in July 2010
- ✓ Provides high margin, incremental sales

Content

3.1 Quality Control System and R&D Efforts





- Strict quality controls
- Vertically integrated: begins with raw material processing and ends with export of finished products
- 12 wholly-owned subsidiaries and 3 joint ventures
- Operating primarily in Hubei Province - one of the homes for cotton
- Comprehensive procurement solutions to customers
- Design and R&D support: Obtained 42 patents licensing home and abroad

3.2 Management systems

Advanced management systems provide foundation for efficient operations:

- ✓ SAP and ERP Management Systems, covering purchasing, manufacture, sales, cost control, finance, human resource and retail

- ✓ Strict Quality Management System FDA Certificates, CE Certificates, Japanese Certificates and ISO13485 Certificates, etc

- ✓ Lean production and upgraded equipments

- ✓ Established corporate culture emphasizes integrity, pragmatic, hard work and innovation

4.1 Strong and Experienced Management Team

Name	Experience
Jianquan Li CEO	✓ Founded Group in 1991 ✓ Developed strategic vision; oversees implementation of business plan ✓ 30 years' of experience in medical dressing industry ✓ Personality of passion, toughness, imagination and a strong commitment to the society ✓ The director-general of China Chamber of Commerce for Import & Export of Medicines & Health Products - Medical Dressing Sub branch ✓ The director-general China Nonwovens & Industrial Textiles Association
Xiuyuan Fang CFO	✓ Joined in 1999 ✓ CPA since 1998 ✓ 20 years' experience in financial management, capital management and tax planning
Kang Hu VP - IT	✓ Joined in 2002 ✓ Extensive experience in Information and Technology management
Xia Tang VP - Operation	✓ Joined in 1996 ✓ 20 years' experience in operation management

4.2 PurCotton Experienced Management Team

Name	Experience
Yunfei Ye Chain Stores GM	✓ 14 years of extensive experience in sales, chain store management and operations ✓ 5 years as operating director in ITAT garment chain store ✓ 2 years as sales manager in Nike South China branch ✓ 3 years as purchasing manager in Wal-Mart Shenzhen branch ✓ MBA in China Europe International Business School
Cao Hui Beijing Branch GM	✓ 5 years as operation director in Tencent Inc. (SEHK:700) ✓ 3 years experience in Dangdang.com, acting as a purchasing director ✓ 5 years experience in Beijing Hualian Shopping Mall, acting as product director ✓ Graduated from Henan University of Finance and Economics
Zhenkun Fu Shanghai Branch GM	✓ Marketing Director in White Sierra Outdoor Fashion (Shanghai) Co. ✓ 2 years as General Manager of Haishengtong Industry Ltd. ✓ Manager of Marketing Dept. in Shenyang Sanzhu Oral Liquid Ltd. ✓ Graduated from Shenyang Medical School

Content

1. Overview
2. Market and Distribution Channels
3. Competitive Strengths
4. Management
5. Financials
6. Investment Highlights

5.1 Segment Analysis & Margins

($ in MM)	FY2008	FY2009	FY2010	Q1 FY2010	Q1 FY2011
Revenue	$85.5	$98.4	$115.0	$29.8	$33.7
Traditional Products	84.1	92.9	104.9	27.3	29.2
PurCotton Products	1.4	5.5	10.1	2.5	4.5
Gross Profit	21.4	27.9	34.6	9.4	9.5
Traditional Products	21.3	26.4	31.2	8.4	8.1
PurCotton Products	0.1	1.5	3.4	1.0	1.4
Traditional Margin	*25.3%*	*28.5%*	29.7%	30.9%	27.8%
PurCotton Margin	*7.0%*	*26.5%*	33.7%	40.1%	30.4%
Gross Profit Margin	*25.0%*	*28.4%*	30.0%	31.7%	28.1%
Net Income	5.1	9.1	13.1	3.9	3.3
Net Income Margin	*5.9%*	*9.3%*	11.4%	13.2%	9.9%

5.2 Balance Sheet

(MM)	Sept 30, 2010	Dec 31, 2010
Cash and Cash Equivalents	$14.8	$10.9
Accounts Receivables	15.9	19.2
Inventories	16.0	21.9
Fixed Assets	60.1	60.9
Total Assets	119.0	132.7
Short-term Loan	0.00	6.0
Account Payables	5.4	7.2
Total Current Liabilities	13.0	21.8
Total Liabilities	13.1	21.9
Total Shareholders' Equity	105.9	110.8

Content

6. Investment Highlights- Growth Strategy

Market and expand PurCotton® – Medical & consumer products, mid to long term strategy

Expand domestic distribution network for Winner® Branded products

Develop New Products for existing International Customers

6. Investment Highlights

An established player in the medical dressing market – leading exporter of medical dressings from China*

Long-term relationships with key overseas markets using cost and quality advantages one-stop-shop and tailor-made solutions

Gaining domestic market share as more customers focus on product quality

PurCotton®, is an all-natural alternative with many attractive market applications

Company achieved over 20% net sales CAGR over the last six years (2004-2010)

* Source: China Chamber of Commerce for Import & Export of Medicine & Health Products (CCCMHPIE)

Contact Information

Corporation

Winner Medical Group Inc.

Ms. Huixuan Chen (Fiona)

Tel: (86) 755 2806 6858

Email: investors@winnermedical.com

Website: www.winnermedical.com
www.purcotton.com

Investors

HCI International Inc.

Scott Powell

Tel: (1) 917 721 9480

Email: scott.powell@hcinternational.net

Auditor

BDO Limited

8/F Wing On Centre

111 Connaught Road, Hong Kong